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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (date of earliest event reported): May 6, 2004

                         ASHFORD HOSPITALITY TRUST, INC.
             (Exact name of registrant as specified in its charter)

        MARYLAND                     001-31775                   86-1062192
(State of Incorporation)      (Commission File Number)       (I.R.S. Employer
                                                               Identification
                                                                   Number)


        14185 Dallas Parkway, Suite 1100
                 Dallas, Texas                             75254
    (Address of principal executive offices)             (Zip code)

       Registrant's telephone number, including area code: (972) 490-9600


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ITEM 9.  REGULATION FD DISCLOSURE

On May 6, 2004, Ashford Hospitality Trust, Inc. (the "Company") held an earnings conference call for its first quarter ended March 31, 2004. A copy of the conference call transcript is attached hereto as Exhibit 99.24 and is incorporated herein by reference.

         Exhibits

                     99.24 Earnings conference call transcript of the Company dated May 6, 2004.


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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2004

                                       ASHFORD HOSPITALITY TRUST, INC.

                                       By: /s/ DAVID A. BROOKS
                                       ---------------------------------
                                       David A. Brooks
                                       Chief Legal Officer